UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

122 Dickinson Avenue, Toms River, NJ	08753
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (732) 423-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes In Registrant’s Certifying Accountant

Previous Independent Accountants

On July 22, 2019, Quad M Solutions, Inc., f/k/a Mineral Mountain Mining & Milling Company (the “Company” or “Registrant”), filed a Form 8-K reporting the appointment on July 19, 2019, Slack & Co. CPAS (“Slack & Co.”), Certified Public Accountants to audit the Company’s financial statements for the year ended September 30, 2019 and review the interim quarterly financial statements for the period ended June 30, 2019.

On August 14, 2019, the Company received a letter from Slack & Co. (the “Withdrawal Letter”) informing it that, due to licensure restrictions as of the date of the Withdrawal Letter, that Slack & Co. is/was precluded from being able to complete the work described above. A copy of the Withdrawal Letter, which stated that “there have been no disagreements between Slack & Co. and the Company on any matters including accounting principles or practices, financial statement disclosures, and/or audit scope or procedure,” was filed as Exhibit 16.2 to the Company’s Form 8-K dated August 16, 2019.

Reference is made to August 16, 2019 Form 8-K, in which the Company also reported the engagement, effective August 14, 2019, of BF Borgers CPA PC (“BF Borgers”), Certified Public Accountants with offices in Lakewood, CO, to audit the Company’s financial statements for the year ended September 30, 2019 and review the interim quarterly financial statements for the period ended June 30, 2019. In fact, BF Borgers provided no services to the Company in connection with the audit of the Company’s financial statements for the year-ended September 30, 2019 and, as a result, the Company’s Board of Directors determined not to proceed with BF Borgers in connection with the September 30, 2019 audit. Reference is made to the disclosure under “New Independent Accountants” below.

New Independent Accountants

The Company was informed by Slack & Co. on August 20, 2019, one day after the Company filed its Form 10-Q for the period ended June 30, 2019, that Slack & Co. had received the requisite approval of its application from the PCAOB in a letter dated August 20, 2019, a copy of which is attached hereto as Exhibit 16.4. Effective on October 31, 2019, the Company officially reappointed Slack & Co. to audit the Company’s financial statements for the year-ended September 30, 2019.

The Company has provided Slack & Co. with a copy of the disclosure made in response to this Item 4.01 in this Form 8-K and have requested that that Slack & Co. provide a letter addressed to the Securities and Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Slack & Co. has provided the letter, a copy of which is attached hereto as Exhibit 16.5.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
16.4	Letter from PCAOB to Slack & Co. CPAS dated August 20, 2019, filed herewith.
16.5	Letter from Slack & Co. CPAS dated January 2, 2020, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quad M Solutions, Inc.

Dated: January 6, 2020	By:	/s/ Pat Dileo
	Name:	Pat Dileo
	Title:	Chief Executive Officer (Principal Executive Officer)

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